SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2006

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission	Registrant, State of Incorporation,	I.R.S Employer
File No.	Address, and Telephone Number	Identification No.
1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc.	35-2104850
(An Indiana Corporation)
One Vectren Square
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On February 1, 2006, Vectren Corporation announced that Vectren Energy Delivery, Citizens Gas & Coke Utility and three consumer representatives have filed a settlement agreement with the Indiana Utility Regulatory Commission (IURC) providing for ProLiance Energy, LLC to be the continued supplier of gas supply services to Vectren’s Indiana utilities and Citizens Gas & Coke through March 2011. The settlement is subject to approval by the IURC. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc. to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries. These cautionary statements are attached as Exhibit 99.2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION VECTREN UTILITY HOLDINGS, INC.
February 2, 2006

By: /s/ M. Susan Hardwick
M. Susan Hardwick
Vice President and Controller

INDEX TO EXHIBITS

    Exhibit
   Number            Description

    99.1                 Vectren files agreement providing for ProLiance Energy’s continued role as utility’s gas supplies through March 2011
     99.2                 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities
                     Litigation Reform Act of 1995

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